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                                                                    Exhibit 10.2


                                LIMITED GUARANTY

This Limited Guaranty ("Guaranty") is made by the following individuals with residence and mailing address as set forth below (referred to herein as the "Guarantors")

       Slav Stein                                 Roman Briskin
       319 Poiniciana Dr..                        16711 Collins Ave. Apt. 408
       N. Miami, Florida 33160                    Miami, Florida 33160


to and for the benefit of KBK FINANCIAL, INC. ("KBK"), a Delaware corporation authorized to transact business in Texas.

A. KBK has contemporaneously herewith entered into that certain Account Transfer and Purchase Agreement of even date herewith (such agreement, and all amendments and modifications thereof, collectively, the "Purchase Agreement"), to which reference is made for all purposes, with AESP, Inc. (referred to herein as the "Seller"), pursuant to which KBK has purchased or will purchase all right, title and interest in certain accounts receivable of the Seller (the "Accounts"), on those terms and conditions set forth in the Purchase Agreement.

B. KBK is willing to enter into the Purchase Agreement only if the Guarantors execute and deliver this Guaranty to KBK.

NOW, THEREFORE, in consideration of the aforesaid premises and other good and valuable consideration, and for the purpose of inducing KBK to enter into the Purchase Agreement and to purchase accounts receivable from the Seller pursuant to the terms thereof, the sufficiency of which is hereby acknowledged, the Guarantors hereby covenant and agree as follows:

1. The Guarantors hereby unconditionally and irrevocably guarantee the payment in full of any losses incurred by KBK under the Purchase Agreement (collectively the "Obligations") to the extent that such losses are related to or attributable to any of the following limited circumstances only:

         (a) In the event any of the representations and warranties set forth in the first sentence of Section 9 of the Purchase Agreement was not true when made or ceases to be true for any reason.

         (b) In the event that the Seller, the Guarantors, or any other person, without receiving prior written consent from KBK, shall cash, deposit, or retain, any checks, drafts, monies or proceeds of the Accounts purchased by KBK, and the Seller shall fail to immediately tender the entire amount of the same to KBK.

         Notwithstanding any provision to the contrary contained herein, the Guarantors shall have no liability hereunder with respect to any account which is not paid as a result of the financial inability of the subject account debtor to pay such account.


2. KBK shall not be required, as a condition precedent to making a demand upon the Guarantors or to bringing an action against the Guarantors under this Guaranty, to make demand upon, or to institute any action or proceeding, at law or in equity against the Seller or anyone else, or to exhaust its remedies against the Seller, or anyone else, or against any collateral security. All remedies afforded to KBK by reason of this Guaranty are separate and cumulative remedies and it is agreed that not one of such remedies, whether exercised by KBK or not, shall be deemed to be exclusive of any of the other remedies available to KBK and shall not limit or prejudice any other remedy which KBK may have against any party, including the Guarantors.

3. The Guarantors shall remain liable on this Guaranty notwithstanding any change or changes in the terms, covenants or conditions of the Purchase Agreement, or any amendment thereto, hereafter made or granted, or any delay on the part of KBK in exercising its rights hereunder or thereunder, it being the intention hereof that the Guarantors shall remain liable as principal until the full amount of the Obligations guaranteed hereby, with interest and any sums which may be due thereon, shall have been fully paid, notwithstanding any act or omission which might otherwise operate as a legal or equitable discharge of the Guarantors.

4.       The Guarantors hereby waive (a) notice of acceptance of this Guaranty;
         (b) presentment and demand for payment of the Obligations or any portion thereof; (c) protest and notice of dishonor or default to the Guarantors or to any other person or party with respect to the Obligations or any portion thereof; (d) all other notices to which the Guarantors might otherwise be entitled; (e) any demand for payment or performance of this Guaranty; and (f) all Guaranty and suretyship defenses or other defenses in the nature thereof (including, without limitation, all rights Guarantors has under, or the requirements imposed by, Chapter 34 of the Texas Business and Commerce Code, as may be amended from time to time).

5. Guarantors shall promptly furnish to KBK at any time and from time to time such financial statements and other financial information of Guarantors as KBK may require, in form and detail satisfactory to KBK (including, without limitation, annual financial statements within 45 days after the end of each calendar year).

6. This Guaranty shall inure to the benefit of, and may be enforced by KBK, and its respective successors and assigns, and shall be binding upon and enforceable against the Guarantors and his respective heirs, executors, legal representatives, administrators, or successors and assigns thereof. All obligations of the Guarantors hereunder shall be joint and several.

7. The Guarantors agree that in the event this Guaranty is placed in the hands of an attorney for enforcement, the Guarantors will reimburse KBK for all expenses incurred, including reasonable attorneys' fees.


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8.       This Guaranty cannot be modified or amended except in a writing, duly executed by the Guarantors and KBK.

9. The Guarantors have received, and will receive, direct and/or indirect benefits by and from the making of this Guaranty and the execution of the Purchase Agreement by KBK.

10. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. THIS GUARANTY IS PERFORMABLE IN TARRANT COUNTY, TEXAS. GUARANTORS AGREES THAT TARRANT COUNTY, TEXAS SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS GUARANTY, AND THAT SUCH COUNTY IS A CONVENIENT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAIM. GUARANTORS CONSENT TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN TARRANT COUNTY, TEXAS FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM. GUARANTORS IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

11. GUARANTORS HEREBY IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT GUARANTORS MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH.

12. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

13. THIS GUARANTY MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, ALL OF WHICH TAKEN TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT. DELIVERY OF AN EXECUTED COUNTERPART OF THIS GUARANTY BY TELECOPY SHALL BE EQUALLY AS EFFECTIVE AS DELIVERY OF A MANUALLY EXECUTED COUNTERPART OF THIS GUARANTY. ANY PARTY DELIVERING AN EXECUTED COUNTERPART OF THIS GUARANTY BY TELECOPY ALSO SHALL DELIVER A MANUALLY EXECUTED COUNTERPART OF THIS GUARANTY BUT THE FAILURE TO DELIVER A MANUALLY EXECUTED COUNTERPART SHALL NOT AFFECT THE VALIDITY, ENFORCEABILITY, AND BINDING EFFECT OF THIS GUARANTY.

IN WITNESS WHEREOF, the undersigned has executed this Guaranty this 18th day of September, 2003.

GUARANTORS:

/s/ SLAV STEIN
----------------------------------------
SLAV STEIN
SSN:  ###-##-####

/s/ ROMAN BRISKIN
----------------------------------------
ROMAN BRISKIN
SSN:  ###-##-####

STATE OF
         -----------------------------------  SS
                                              SS
COUNTY OF                                     SS
          ----------------------------------


         The foregoing instrument was acknowledged before me this _________ day of __________________, 20___, by _______________________.

Witness my hand and official seal.

My Commission expires:
                      --------------         ---------------------------------
                                                    (Notary Public)

STATE OF
         -----------------------------------  SS
                                              SS
COUNTY OF                                     SS
          ----------------------------------


         The foregoing instrument was acknowledged before me this _________ day of __________________, 20___, by _________________.

Witness my hand and official seal.

My Commission expires:
                      --------------         ---------------------------------
                                                    (Notary Public)

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